Statement of Investments

March 31, 2022 (unaudited)

The India Fund, Inc.

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (102.9%)
COMMON STOCKS (102.9%)
INDIA (102.9%)
Communication Services (7.5%)
Affle India Ltd.(a)	726,340	$11,890,053
Bharti Airtel Ltd.(a)	2,790,920	27,039,598
Info Edge India Ltd.	80,500	4,758,918
		43,688,569
Consumer Discretionary (5.9%)
Crompton Greaves Consumer Electricals Ltd.	1,643,914	8,052,224
FSN E-Commerce Ventures Ltd.(a)	322,494	7,133,750
Maruti Suzuki India Ltd.	149,174	14,807,396
Zomato Ltd.(a)	3,883,296	4,180,327
		34,173,697
Consumer Staples (8.8%)
Godrej Agrovet Ltd.(b)	251,415	1,468,247
Hindustan Unilever Ltd.	1,047,818	28,154,284
ITC Ltd.	3,956,277	13,021,300
Nestle India Ltd.	37,700	8,600,167
		51,243,998
Energy (1.6%)
Aegis Logistics Ltd.	3,448,500	9,316,674

Financials (30.0%)
Aptus Value Housing Finance India Ltd.(a)	778,402	3,459,006
HDFC Bank Ltd.	927,751	17,864,054
Housing Development Finance Corp. Ltd.	1,662,254	51,855,890
ICICI Bank Ltd.	4,060,484	38,750,001
Kotak Mahindra Bank Ltd.	771,476	17,709,616
PB Fintech Ltd.(a)	699,266	6,329,838
Piramal Enterprises Ltd.	556,686	15,955,301
SBI Life Insurance Co. Ltd.(b)	1,196,258	17,586,023
Star Health & Allied Insurance Co. Ltd.(a)	444,512	4,162,519
		173,672,248
Health Care (6.4%)
Fortis Healthcare Ltd.(a)	3,423,200	13,002,659
Sanofi India Ltd.	58,770	5,805,683
Syngene International Ltd.(a)(b)	1,325,000	10,391,641
Vijaya Diagnostic Centre Pvt Ltd.(a)	1,379,588	7,921,003
		37,120,986
Industrials (5.0%)
Container Corp. Of India Ltd.	1,609,015	14,162,460
Larsen & Toubro Ltd.	632,407	14,667,638
		28,830,098

See accompanying Notes to Portfolio of Investments.

Statement of Investments (concluded)

March 31, 2022 (unaudited)

The India Fund, Inc.

	Shares or Principal Amount	Value
Information Technology (21.4%)
Infosys Ltd.	2,590,974	$64,930,750
Mphasis Ltd.	384,748	17,038,232
Tata Consultancy Services Ltd.	851,437	41,876,647
		123,845,629
Materials (6.8%)
Asian Paints Ltd.	384,791	15,570,506
Hindalco Industries Ltd.	560,000	4,191,152
UltraTech Cement Ltd.	225,648	19,552,906
		39,314,564
Real Estate (3.6%)
Godrej Properties Ltd.(a)	388,528	8,515,203
Prestige Estates Projects Ltd.	1,949,469	12,532,530
		21,047,733
Utilities (5.9%)
Azure Power Global Ltd.(a)	367,452	6,114,401
Power Grid Corp. of India Ltd.	7,645,143	21,795,795
ReNew Energy Global PLC, Class A(a)	783,941	6,443,995
		34,354,191
Total Common Stocks		596,608,387

UNITED STATES (0.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.25%(c)	847,777	847,777
Total Money Market Funds		847,777
Liabilities in Excess of Other Assets—(3.0)%		(17,610,890)
Total Investments (Cost $353,315,642) (d)—103.0%		597,456,164
Net Assets—100.0%		$579,845,274

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of March 31, 2022.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company

See accompanying Notes to Portfolio of Investments.

Notes to Portfolio of Investments (unaudited)

September 30, 2021

Summary of Significant Accounting Policies

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund's Board of Directors (the "Board"). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The India Fund, Inc.